Exhibit 10.4

         of

For recorder’s use:

Tax Stamp: $ 00.00

Recording Fee: $

Return to:

SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

Between

GERMAN AMERICAN CAPITAL CORPORATION

having an address at

60 Wall Street, 10th Floor, New York, New York 10005

and

BANK OF AMERICA, N.A.

having an address at

Hearst Tower, 214 North Tryon Street, Charlotte, North Carolina 28255

collectively, as Lender

And

Private Restaurant Master Lessee, LLC

having an address at

c/o 2202 North Westshore Boulevard, Suite 500, Tampa, FL 33607

As Agreed & Consented To by

Private Restaurant Properties, LLC

having an address at

c/o 2202 North Westshore Boulevard, Suite 470A, Tampa, FL 33607

Dated as of                     , 2007

Prepared by and Record and Return to:

Harvey R. Uris, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

Subordination Non-Disturbance and Attornment Agreement

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

(Cover Sheet Continued)

With respect to the Individual Properties located in the State of                      as set forth on this Cover Sheet:

                         County,

                         County,

                         County,

Subordination Non-Disturbance and Attornment Agreement

69

Drafted by and After Recording Return to:

Harvey R. Uris, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

SUBORDINATION,

NON-DISTURBANCE AND ATTORNMENT AGREEMENT

(Private Restaurant Properties, LLC)

THIS AGREEMENT, dated as of                     , 2007, between GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, having an address at 60 Wall Street, New York, New York 10005 and BANK OF AMERICA, N.A., a national banking association, having an address at Hearst Tower, 214 North Tryon Street, Charlotte, North Carolina 28255 (each, together with their respective successors and assigns, a “Co-Lender”, and, collectively, “Lender”), and Private Restaurant Master Lessee, LLC, a [Delaware limited liability company], having an address at c/o 2202 North Westshore Boulevard, Suite 470A, Tampa, FL 33607 (hereinafter called “Master Lessee”).

RECITALS:

WHEREAS, by that certain Master Lease (as the same may be amended or modified from time to time in accordance with the terms thereof, the “Lease”), dated as of                     , 2007, between Private Restaurant Properties, LLC, a Delaware limited liability company (hereinafter called “Master Lessor”), as master lessor, and Master Lessee, as master lessee, Master Lessor has agreed to lease to Master Lessee the parcels of land and improvements located thereon more particularly described in Schedule “A” annexed hereto and made a part hereof (collectively, the “Property”);

Subordination Non-Disturbance and Attornment Agreement

WHEREAS, simultaneously with the execution and delivery hereof, Lender is making a loan to Master Lessor, which loan shall be secured by, among other things, a Combined Fee and Leasehold Multistate Mortgage, Deed to Secure Debt, Deed of Trust, Security Agreement, Financing Statement, Fixture Filing and Assignment of Master Lease, Subleases, Rents, and Security Deposits dated as of the date hereof from the Master Lessor (which instrument, and all amendments, renewals, increases, modifications, replacements, substitutions, extensions, spreaders and consolidations thereof and all re-advances thereunder and additions thereto, is referred to as the “Security Instrument”) encumbering the Property. Capitalized terms not defined herein shall have the meanings ascribed to them in the Security Instrument; and

WHEREAS, Lender and Master Lessee desire to confirm their understanding and agreement with respect to the Lease and the Security Instrument.

NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, Lender and Master Lessee hereby agree and covenant as follows:

1. The Lease, and all of the terms, covenants, provisions and conditions thereof (including, without limitation, any right of first refusal, right of first offer, option or any similar right with respect to the sale or purchase of the Property, or any portion thereof) is, shall be and shall at all times remain and continue to be subject and subordinate in all respects to the lien, terms, covenants, provisions and conditions of the Security Instrument and to all advances and re-advances made thereunder and all sums secured thereby. This provision shall be self-operative but Master Lessee shall execute and deliver any additional instruments which Lender may reasonably require to effect such subordination.

2. (A) So long as no default by Master Lessee in the payment of rent or other amounts due under the Lease, or in the performance or observance of any of the other terms, covenants, provisions or conditions of the Lease on Master Lessee’s part to be performed or observed has occurred and has continued to exist for such period of time (after the giving of any notice required to be given under the Lease) as would entitle Master Lessor to terminate the Lease (hereinafter, an “Event of Default”) and the Lease is in full force and effect: (a) Master Lessee’s possession of the Premises and Master Lessee’s leasehold interest, rights and privileges under the Lease, including any extensions or renewals thereof which may be effected in accordance with any option therefor which is contained in the Lease, shall not be diminished, disturbed or interfered with by Lender, and Master Lessee’s occupancy of the Premises shall not be disturbed by Lender for any reason whatsoever during the term of the Lease or any such extensions or renewals thereof and (b) the Master Lease, and Master Lessee’s rights thereunder, will remain in full force and effect following (and Master Lessee’s use and possession of the Premises will not be disturbed as a result of) the foreclosure of the Security Instrument by any non-judicial foreclosure or trustee’s sale of the Property, and Lender will not join Master Lessee as a party defendant in any action or proceeding to foreclose the Security Instrument or to enforce any rights or remedies of Lender under the Security Instrument which would cut-off, destroy, terminate or extinguish the Lease or Master Lessee’s interest and estate under the Lease. Notwithstanding the foregoing provisions of this paragraph, if it would be procedurally disadvantageous for Lender not to name or join Master Lessee as a party in a foreclosure proceeding with respect to the Security

Subordination Non-Disturbance and Attornment Agreement

Instrument, Lender may so name or join Master Lessee without in any way diminishing or otherwise affecting the rights and privileges granted to, or inuring to the benefit of, Master Lessee under this Agreement.

(B) Upon the occurrence of an Event of Default on the part of Master Lessee under the Lease, Lender shall have the absolute and unconditional right to (i) terminate the Lease, or cause Master-Lessor to terminate the Lease at Lender’s direction, with respect to all or any portion of the Property by providing written notice thereof to Master Lessee, at which time Master Lessee shall immediately pay directly to Lender all sums payable under the Lease to and including the Termination Date and immediately vacate the Property on the Termination Date, or (ii) exercise and enforce or cause Master Lessor to exercise and enforce any rights of Master Lessor under the Lease. As used herein, “Termination Date” shall mean the date specified in written notice from Lender to Master Lessee that Lender has elected to terminate the Lease.

3. (A) Master Lessee agrees to (a) make all payments of Master Lease Scheduled Rent directly to the Collection Account [Term not defined in Security Instrument or Loan Agreement] at all times during the term of the Loan and (b) make all payment of Master Lease Variable Additional Rent directly to the Collection Account at all times during the continuance of an Event of Default under the Master Lease.

(B) In addition, if Lender (or its nominee or designee) shall succeed to the rights of Master Lessor under the Lease through possession or foreclosure action, delivery of a deed or otherwise, or another person purchases the Property or the portion thereof containing the Property upon or following foreclosure of the Security Instrument or in connection with any bankruptcy case commenced by or against Master Lessor (Lender, its nominees and designees, and such purchaser, and their respective successors and assigns, each being a “Successor-Master Lessor”), then, Master Lessee shall attorn to and recognize Successor-Master Lessor as Master Lessee’s Master Lessor under the Lease. Upon such attornment, the Lease shall continue in full force and effect as, or as if it were, a direct lease between Successor-Master Lessor and Master Lessee upon all terms, conditions and covenants as are set forth in the Lease. If the Lease shall have terminated by operation of law or otherwise as a result of or in connection with a bankruptcy case commenced by or against Master Lessor or a judicial or non-judicial foreclosure action or proceeding or delivery of a deed in lieu of foreclosure or otherwise, upon request of Successor-Master Lessor, Master Lessee shall promptly execute and deliver a direct lease with Successor-Master Lessor which direct lease shall be on the same terms and conditions as the Lease (subject, however, to the provisions of clauses (i)-(v) of this paragraph 3(B)) and shall be effective as of the day the Lease shall have terminated as aforesaid. Notwithstanding the continuation of the Lease, the attornment of Master Lessee thereunder or the execution of a direct lease between Successor-Master Lessor and Master Lessee as aforesaid, Successor-Master Lessor shall not:

(i) be liable for any act or omission of Master Lessor under the Lease;

(ii) be subject to any off-set, defense or counterclaim which shall have theretofore accrued to Master Lessee against Master Lessor;

Subordination Non-Disturbance and Attornment Agreement

69

(iii) be bound by any modification of the Lease or by any previous prepayment of rent or additional rent made more than one (1) month prior to the date same was due which Master Lessee might have paid to Master Lessor, unless such modification or prepayment shall have been expressly approved in writing by Lender;

(iv) be liable for any security deposited under the Lease unless such security has been physically delivered to Lender or Successor-Master Lessor;

(v) be liable or obligated to comply with or fulfill any of the obligations of the Master Lessor under the Lease or any agreement relating thereto with respect to the construction of, or payment for, improvements on or above the Property (or any portion thereof), leasehold improvements, Master Lessee work letters and/or similar items (other than pursuant to the casualty/condemnation restoration provisions of the Lease to the extent of casualty proceeds or condemnation awards paid to the Lender or successor Master Lessor);

(vi) be bound by any obligation to provide or pay for any services, repairs, maintenance or restoration provided for under the Lease arising prior to the date that Lender or Successor-Master Lessor becomes the Master Lessor of Master Lessee (except to the extent of casualty proceeds or condemnation awards paid to Lender or successor Master Lessor); or

(vii) be bound by any obligation to repair, replace, rebuild, or restore the Property or any part thereof, in the event of damage by fire or other casualty, or in the event of partial condemnation (other than pursuant to the casualty/condemnation restoration provisions of the Lease to the extent of casualty proceeds or condemnation awards paid to the Lender or successor Master Lessor).

4. Master Lessee agrees that without the prior written consent of Lender, it shall not (a) amend, modify (in any material respects), terminate or cancel the Lease or any extensions or renewals thereof, (b) tender a surrender of the Lease, (c) make a prepayment of any rent or additional rent more than one (1) month in advance of the due date thereof, or (d) except to the extent required by the terms of the Lease, subordinate or permit the subordination of the Lease to any lien subordinate to the Security Instrument or allow to exist any lien against the Property. Any such purported action without such consent shall be void as against the holder of the Security Instrument.

5. (A) Master Lessee shall promptly notify Lender of any default by Master Lessor under the Lease and of any act or omission of Master Lessor which in either case would give Master Lessee the right to cancel or terminate the Lease or to claim a partial or total eviction.

(B) In the event of a default by Master Lessor under the Lease which would give Master Lessee the right, immediately or after the lapse of a period of time, to cancel or terminate the Lease, to claim a partial or total eviction, or entitle Master Lessee to an off-set against rent under the Lease, or in the event of any other act or omission of Master Lessor which would give Master Lessee the right to cancel or terminate the Lease, Master Lessee shall not exercise such right (i) until Master Lessee has given written

Subordination Non-Disturbance and Attornment Agreement

69

notice of such default, act or omission to Lender and (ii) unless Lender has failed, within thirty (30) days after Lender receives such notice, to cure or remedy the default, act or omission or, if such default, act or omission shall be one which is not reasonably capable of being remedied by Lender within such thirty (30) day period, until a reasonable period for remedying such default, act or omission shall have elapsed following the giving of such notice and following the time when Lender shall have become entitled under the Security Instrument to remedy the same (which reasonable period shall in no event be less than the period to which Master Lessor would be entitled under the Lease or otherwise, after similar notice, to effect such remedy), provided that Lender shall with due diligence give Master Lessee written notice of its intention to and shall commence and continue to, remedy such default, act or omission. If Lender cannot reasonably remedy a default, act or omission of Master Lessor until after Lender obtains possession of the Property, Master Lessee may not terminate or cancel the Lease or claim a partial or total eviction by reason of such default, act or omission until the expiration of a reasonable period necessary for the remedy after Lender secures possession of the Property.

(C) Notwithstanding the foregoing, Lender shall have no obligation hereunder to remedy such default, act or omission.

6. To the extent that the Lease shall entitle Master Lessee to notice of the existence of any mortgage and the identity of any mortgagee or any ground lessor, this Agreement shall constitute such notice to Master Lessee with respect to the Security Instrument and Lender.

7. Upon and after the occurrence of a default under the Security Instrument, which is not cured after any applicable notice and/or cure periods, Lender shall be entitled, but not obligated, to exercise the claims, rights, powers, privileges and remedies of Master Lessor under the Lease and shall be further entitled to the benefits of, and to receive and enforce performance of, all of the covenants to be performed by Master Lessee under the Lease as though Lender were named therein as Master Lessor.

8. Anything herein or in the Lease to the contrary notwithstanding, in the event that a Successor-Master Lessor shall acquire title to the Property or the portion thereof containing the Property, Successor-Master Lessor shall have no obligation, nor incur any liability, beyond Successor-Master Lessor’s then interest, if any, in the Property, and Master Lessee shall look exclusively to such interest, if any, of Successor-Master Lessor in the Property for the payment and discharge of any obligations imposed upon Successor-Master Lessor hereunder or under the Lease. Master Lessee agrees that, with respect to any money judgment which may be obtained or secured by Master Lessee against Successor-Master Lessor, Master Lessee shall look solely to the estate or interest owned by Successor-Master Lessor in the Property (including, without limitation, the rents, issues and profits therefrom), and Master Lessee will not collect or attempt to collect any such judgment out of any other assets of Successor-Master Lessor.

9. Except as specifically provided in this Agreement, Lender shall not, by virtue of this Agreement, the Security Instrument or any other instrument to which Lender may be a party, be or become subject to any liability or obligation to Master Lessee under the Lease or otherwise.

Subordination Non-Disturbance and Attornment Agreement

69

10. (A) Master Lessee acknowledges and agrees that this Agreement satisfies and complies in all respects with the provisions of Article XV of the Lease and that this Agreement supersedes (but only to the extent inconsistent with) the provisions of such Article and any other provision of the Lease relating to the priority or subordination of the Lease and the interests or estates created thereby to the Security Instrument.

(B) Master Lessee agrees to enter into a subordination, non-disturbance and attornment agreement with any lender which shall succeed Lender as lender with respect to the Property, or any portion thereof, provided such agreement is the same as this Agreement. Master Lessee does herewith irrevocably appoint and constitute Lender as its true and lawful attorney-in-fact in its name, place and stead to execute such subordination, non-disturbance and attornment agreement, without any obligation on the part of Lender to do so. This power, being coupled with an interest, shall be irrevocable as long as the Indebtedness secured by the Security Instrument remains unpaid. Lender agrees not to exercise its rights under the preceding two sentences if Master Lessee promptly enters into the subordination, non-disturbance and attornment agreement as required pursuant to the first sentence of this subparagraph (B).

11. (A) Any notice required or permitted to be given by Master Lessee to Master Lessor shall be simultaneously given also to Lender. Performance by Lender shall satisfy any conditions of the Lease requiring performance by Master Lessor, and Lender shall have a reasonable time to complete such performance as provided in Paragraph 5 hereof.

(B) All notices or other communications required or permitted to be given to Master Lessee or to Lender pursuant to the provisions of this Agreement shall be in writing and shall be deemed given only if mailed by United States registered mail, postage prepaid, or if sent by nationally recognized overnight delivery service (such as Federal Express or United States Postal Service Express Mail), addressed as follows (or to such other address or number as such party may hereafter designate by notice delivered in accordance herewith):

Subordination Non-Disturbance and Attornment Agreement

69

If to Lender:	German American Capital Corporation
60 Wall Street, 10th floor
New York, NY 10005
Attention: John Beacham and General Counsel
Telecopy No.: (732) 578-4639
Confirmation No.: (212) 250-0164

and to:	Bank of America, N.A.
Capital Markets Servicing Group
900 West Trade Street, Suite 650
Mail Code: NC1-026-06-01
Charlotte, North Carolina 28255
Telephone: (866) 531-0957
Facsimile: (704) 317-4501

With a copy to:	Servicer, at such notice address as shall be designated by notice delivered in accordance with the Security Instrument

With a copy to:	Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, New York 10036
Attention: Harvey R. Uris, Esq.
Telecopy No.: (917) 777-2212
Confirmation No.: (212) 735-3000

If to Master Lessee:	Private Restaurant Master Lessee, LLC
c/o 2202 North Westshore Boulevard, Suite 500
Tampa, FL 33607
Attention: Vice President of Real Estate
Telecopy No.: (813) 282-1225
Confirmation No.: (813) 281-2114

With a copy to:	Bain Capital Partners, LLC
111 Huntington Avenue
Boston, MA 02199
Attention: Mr. John Tudor
Telecopy No.: (617) 516-2010
Confirmation No.: (617) 516-2194

With a copy to:	Sullivan & Cromwell LLP
125 Broad Street
New York, N.Y. 10004-2498
Attention: Arthur Adler, Esq.
Telecopy No.: (212) 558-3588
Confirmation No.: (212) 558-3960

Subordination Non-Disturbance and Attornment Agreement

69

With a copy to:	Ropes & Gray LLP
One International Place
Boston, MA 02110
Attention: Richard Gordet, Esq.
Telecopy No.: 617-235-0480 or 617-951-7050
Confirmation No.: 617-951-7491

All such notices shall be deemed given three (3) business days after delivery to the United States Post office registry clerk if given by registered mail, or on the next business day after delivery to an overnight delivery courier.

12. This Agreement may be modified only by an agreement in writing signed by the parties hereto, or their respective successors-in-interest. This Agreement shall inure to the benefit of and be binding upon the parties hereto, and their respective successors and assigns. The term “Lender” shall mean the then holder of the Security Instrument. The term “Master Lessor” shall mean the then holder of the Master Lessor’s interest in the Lease. The term “person” shall mean an individual, joint venture, corporation, partnership, trust, limited liability company, unincorporated association or other entity. All references herein to the Lease shall mean the Lease as modified by this Agreement and to any amendments or modifications to the Lease which are consented to in writing by Lender. Any inconsistency between the Lease and the provisions of this Agreement shall be resolved, to the extent of such inconsistency, in favor of this Agreement.

13. Master Lessee hereby represents to Lender as follows:

(A) The Lease is in full force and effect and has not been further amended.

(B) There has been no assignment of the Lease.

(C) There are no oral or written agreements or understandings between Master Lessor and Master Lessee relating to the premises demised under the Lease or the Lease transaction except as set forth in the Lease.

(D) The execution of the Lease was duly authorized and the Lease is in full force and effect and to the best of Master Lessee’s knowledge there exists no default (beyond any applicable grace period) on the part of either Master Lessee or Master Lessor under the Lease.

(E) There has not been filed by or against nor to the best of the knowledge and belief of Master Lessee is there threatened against Master Lessee, any petition under the bankruptcy laws of the United States.

Subordination Non-Disturbance and Attornment Agreement

69

(F) To the best of Master Lessee’s knowledge, there has not been any assignment, hypothecation or pledge of the Lease or rents accruing under the Lease by Master Lessor, other than pursuant to the terms of the Lease or to Lender.

14. Whenever, from time to time, reasonably requested by Lender (but not more than once during any calendar year), Master Lessee shall execute and deliver to or at the direction of Lender, and without charge to Lender, one or more written certifications, in a form acceptable to Master Lessee, of all of the matters set forth in Paragraph 13 above, and any other information the Lender may reasonably require to confirm the current status of the Lease.

15. The provisions of this Agreement are severable, and if any one clause or provision hereof shall be held invalid or unenforceable in whole or in part, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Agreement.

16. BOTH MASTER LESSEE AND LENDER HEREBY IRREVOCABLY WAIVE ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

This Agreement shall be governed by and construed in accordance with the laws of the State in which the Property is located.

[SIGNATURE PAGE FOLLOWS]

Subordination Non-Disturbance and Attornment Agreement

69

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written:

Witness #1 as to Premises in DE, FL, PA & SC:	MASTER LESSEE:

PRIVATE RESTAURANT MASTER LESSEE, LLC,
Name:	a Delaware limited liability company

	By:		(Seal)
Witness #2 as to Premises in FL, PA & SC:	Name:	Karen Bremer
	Title:	Vice President of Real Estate

Name:

PA ONLY

I hereby certify that:

The principal place of business and complete post office address of Lender is: c/o German American Capital Corporation 60 Wall Street, 10th Floor New York, New York 10005

On behalf of Lender

GA ONLY

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My Commission expires:

[NOTARY SEAL]

Subordination Non-Disturbance and Attornment Agreement

69

THUS DONE & PASSED by Master Lessee on this      day of April, 2007, but to be effective as of                 , 2007, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Master Lessee and me, Notary.

Witness #1 as to Premises in LA:	MASTER LESSEE:

PRIVATE RESTAURANT MASTER LESSEE, LLC,
Name:	a Delaware limited liability company

Witness #2 as to Premises in LA:	By:
	Name:	Karen Bremer
	Title:	Vice President Real Estate
Name:

Notary Public

State of                      County of

My Commission Expires:

Notary #:

Subordination Non-Disturbance and Attornment Agreement

State of New York

County of New York

On April     , 2007, before me, the undersigned officer, personally appeared Karen Bremer, who acknowledged herself to me (or proved to me on the basis of satisfactory evidence) to be the Vice President of Real Estate of the limited liability company (hereinafter, the “LLC”); and that as such Vice President of Real Estate, being duly authorized to do so pursuant to its bylaws or operating agreement, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the LLC by herself in her authorized capacity as such Vice President of Real Estate as her free and voluntary act and deed and the free and voluntary act and deed of said LLC. Witness my hand and official seal.

Notary Public

If this instrument was executed in NY or CA and affects real property outside NY or CA, the following is the prescribed NY and CA statutory form of acknowledgment and is supplemental to the foregoing acknowledgment, OR if this instrument was executed in NY or CA and affects real property in NY or CA, the following is the prescribed NY and CA statutory form of acknowledgment and supersedes the foregoing acknowledgment:

On April     , 2007, before me, the undersigned, a Notary Public in and for said State, personally appeared Karen Bremer, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

My commission expires:

I affirm under the penalties for perjury that I have taken reasonable care to redact each social security number in this document, unless required by law. Harvey Uris

This instrument is prepared by:

Harvey R. Uris, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

(212) 735-3305

Subordination Non-Disturbance and Attornment Agreement

MISSOURI ACKNOWLEDGMENT

STATE OF NEW YORK	)
	)	SS.
COUNTY OF NEW YORK	)

On this      day of April in the year 2007, before me,                    , a Notary Public in and for said state, personally appeared Karen Bremer, Vice President of Real Estate of Private Restaurant Master Lessee, LLC, a Delaware limited liability company, known to me to be the person who executed the within Subordination, Non-Disturbance and Attornment Agreement on behalf of said limited liability company and acknowledged to me that she executed the same for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in                     ,                     , the day and year last above written.

Notary Public in and for said County and State

Print Name

My Commission Expires:

Subordination Non-Disturbance and Attornment Agreement

TENNESSEE ACKNOWLEDGMENT

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)

Before me,                                                              , a Notary Public of said County and State, personally appeared Karen Bremer, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged herself to be Vice President of Real Estate (or other officer authorized to execute the instrument) of Private Restaurant Master Lessee, LLC, the within named bargainor, a Delaware limited liability company, and that Karen Bremer as such Vice President of Real Estate executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by herself as its Vice President of Real Estate.

Witness my hand and seal, at Office in                                 , this      day of April, 2007.

Notary Public

My Commission Expires:

Subordination Non-Disturbance and Attornment Agreement

AGREED AND CONSENTED TO:

Witness #1 as to Premises in DE, FL, PA & SC:	MASTER LESSOR:

PRIVATE RESTAURANT MASTER LESSOR, LLC,
Name:	a Delaware limited liability company

	By:		(Seal)
Witness #2 as to Premises in FL, PA & SC:	Name:	Richard Renninger
	Title:	Senior Vice President of Real Estate

Name:

GA ONLY

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My Commission expires:

[NOTARY SEAL]

Subordination Non-Disturbance and Attornment Agreement

69

THUS DONE & PASSED by Master Lessor on this      day of April, 2007, but to be effective as of                 , 2007, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Master Lessor and me, Notary.

Witness #1 as to Premises in LA:	MASTER LESSOR:

PRIVATE RESTAURANT MASTER LESSOR, LLC,
Name:	a Delaware limited liability company

Witness #2 as to Premises in LA:	By:
	Name:	Richard Renninger
	Title:	Senior Vice President Real Estate
Name:

Notary Public

State of                      County of

My Commission Expires:

Notary #:

Subordination Non-Disturbance and Attornment Agreement

State of New York

County of New York

On April     , 2007, before me, the undersigned officer, personally appeared Richard Renninger, who acknowledged himself to me (or proved to me on the basis of satisfactory evidence) to be the Senior Vice President of Real Estate of the limited liability company (hereinafter, the “LLC”); and that as such Senior Vice President of Real Estate, being duly authorized to do so pursuant to its bylaws or operating agreement, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the LLC by himself in his authorized capacity as such Senior Vice President of Real Estate as his free and voluntary act and deed and the free and voluntary act and deed of said LLC. Witness my hand and official seal.

Notary Public

If this instrument was executed in NY or CA and affects real property outside NY or CA, the following is the prescribed NY and CA statutory form of acknowledgment and is supplemental to the foregoing acknowledgment, OR if this instrument was executed in NY or CA and affects real property in NY or CA, the following is the prescribed NY and CA statutory form of acknowledgment and supersedes the foregoing acknowledgment:

On April     , 2007, before me, the undersigned, a Notary Public in and for said State, personally appeared Richard Renninger, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

Notary Public

My commission expires:

I affirm under the penalties for perjury that I have taken reasonable care to redact each social security number in this document, unless required by law. Harvey Uris

This instrument is prepared by:

Harvey R. Uris, Esq.

Skadden, Arps, Slate, Meagher & Flom LLP

Four Times Square

New York, New York 10036

(212) 735-3305

Subordination Non-Disturbance and Attornment Agreement

MISSOURI ACKNOWLEDGMENT

STATE OF NEW YORK	)
	)	SS.
COUNTY OF NEW YORK	)

On this      day of April in the year 2007, before me,                    , a Notary Public in and for said state, personally appeared Richard Renninger, Senior Vice President of Real Estate of Private Restaurant Master Lessor, LLC, a Delaware limited liability company, known to me to be the person who executed the within Subordination, Non-Disturbance and Attornment Agreement on behalf of said limited liability company and acknowledged to me that he executed the same for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in                     ,                     , the day and year last above written.

Notary Public in and for said County and State

Print Name

My Commission Expires:

Subordination Non-Disturbance and Attornment Agreement

TENNESSEE ACKNOWLEDGMENT

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)

Before me,                                                              , a Notary Public of said County and State, personally appeared Richard Renninger, with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself to be Senior Vice President of Real Estate (or other officer authorized to execute the instrument) of Private Restaurant Master Lessor, LLC, the within named bargainor, a Delaware limited liability company, and that Richard Renninger as such Senior Vice President of Real Estate executed the foregoing instrument for the purposes therein contained, by signing the name of the limited liability company by himself as its Senior Vice President of Real Estate.

Witness my hand and seal, at Office in                                 , this      day of April, 2007.

Notary Public

My Commission Expires:

Subordination Non-Disturbance and Attornment Agreement

Witness #1 as to Premises in DE, FL, PA & SC:	LENDER

GERMAN AMERICAN CAPITAL CORPORATION,
Name:	a Maryland corporation

By:
Witness #2 as to Premises in FL, PA & SC:	Name:
Title:

Name:

GA ONLY	Corporate Seal

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My Commission expires:

[NOTARY SEAL]

Witness #1 as to Premises in DE, FL, PA & SC:

By:
Name:	Name:
Title:
Witness #2 as to Premises in FL, PA & SC:

Corporate Seal
Name:

GA ONLY

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My Commission expires:

[NOTARY SEAL]

Subordination Non-Disturbance and Attornment Agreement

69

THUS DONE & PASSED by Lender on this      day of                     , 2007, but to be effective as of                     , 2007, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Lender and me, Notary.

Witness #1 as to Premises in LA:	LENDER:

GERMAN AMERICAN CAPITAL CORPORATION,
Name:	a Maryland corporation

By:
Witness #2 as to Premises in LA:	Name:
Title:

Name:	Corporate Seal

Notary Public
State of County of
My Commission Expires:
Notary #:

THUS DONE & PASSED by Lender on this      day of                     , 2007, but to be effective as of                     , 2007, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Lender and me, Notary.

Witness #1 as to Premises in LA:	LENDER:

GERMAN AMERICAN CAPITAL CORPORATION,
Name:	a Maryland corporation

By:
Witness #2 as to Premises in LA:	Name:
Title:

Name:	Corporate Seal

Notary Public
State of County of
My Commission Expires:
Notary #:

Subordination Non-Disturbance and Attornment Agreement

69

State of New York

County of New York

On                     , 2007, before me, the undersigned officer, personally appeared                                 , who acknowledged himself / herself to me (or proved to me on the basis of satisfactory evidence) to be the officer of the corporation (hereinafter, the “corporation”); and that as such officer, being duly authorized to do so pursuant to its bylaws or operating agreement, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself / herself in his / her authorized capacity as such officer as his / her free and voluntary act and deed and the free and voluntary act and deed of said corporation. Witness my hand and official seal.

Notary Public

My Commission Expires
Acting in County.

If this instrument was executed in NY or CA and affects real property outside NY or CA, the following is the prescribed NY and CA statutory form of acknowledgment and is supplemental to the foregoing acknowledgment, OR if this instrument was executed in NY or CA and affects real property in NY or CA, the following is the prescribed NY and CA statutory form of acknowledgment and supercedes the foregoing acknowledgment:

On                     ,2007, before me, the undersigned, a Notary Public in and for said State, personally appeared                                                              , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he / she / they executed the same in his / her / their capacity(ies), and that by his / her / their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

My Commission Expires
Acting in County.

Subordination Non-Disturbance and Attornment Agreement

69

State of New York

County of New York

On                     , 2007, before me, the undersigned officer, personally appeared                                 , who acknowledged himself / herself to me (or proved to me on the basis of satisfactory evidence) to be the officer of the corporation (hereinafter, the “corporation”); and that as such officer, being duly authorized to do so pursuant to its bylaws or operating agreement, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself / herself in his / her authorized capacity as such officer as his / her free and voluntary act and deed and the free and voluntary act and deed of said corporation. Witness my hand and official seal.

Notary Public

My Commission Expires
Acting in County.

If this instrument was executed in NY or CA and affects real property outside NY or CA, the following is the prescribed NY and CA statutory form of acknowledgment and is supplemental to the foregoing acknowledgment, OR if this instrument was executed in NY or CA and affects real property in NY or CA, the following is the prescribed NY and CA statutory form of acknowledgment and supercedes the foregoing acknowledgment:

On                     ,2007, before me, the undersigned, a Notary Public in and for said State, personally appeared                                                              , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he / she / they executed the same in his / her / their capacity(ies), and that by his / her / their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

My Commission Expires
Acting in County.

Subordination Non-Disturbance and Attornment Agreement

69

MISSOURI ACKNOWLEDGMENT – WITH CORPORATE SEAL

STATE OF NEW YORK	)
	)	SS.
COUNTY OF NEW YORK	)

On this      day of                     , 2007, before me, appeared                                         , to me personally known, who being by me duly sworn, did say that he/she is the                                          of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, that the seal affixed to the foregoing instrument is the corporate seal of the corporation, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in                                         ,                                         , the day and year last above written.

Printed Name:
Notary Public in and for said County and State

My Commission Expires:

(The Notary Public must type or print his/her name immediately beneath his/her signature.)

Subordination Non-Disturbance and Attornment Agreement

69

MISSOURI ACKNOWLEDGMENT – WITH CORPORATE SEAL

STATE OF NEW YORK	)
	)	SS.
COUNTY OF NEW YORK	)

On this      day of                     , 2007, before me, appeared                                         , to me personally known, who being by me duly sworn, did say that he/she is the                                          of GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, that the seal affixed to the foregoing instrument is the corporate seal of the corporation, that said instrument was signed and sealed on behalf of said corporation by authority of its Board of Directors, and acknowledged said instrument to be the free act and deed of said corporation.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in                                         ,                                         , the day and year last above written.

Printed Name:
Notary Public in and for said County and State

My Commission Expires:

(The Notary Public must type or print his/her name immediately beneath his/her signature.)

Subordination Non-Disturbance and Attornment Agreement

69

TENNESSEE ACKNOWLEDGMENT

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)

Before me,                                                      , a Notary Public of said County and State, personally appeared                     , with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself/herself to be                     (or other officer authorized to execute the instrument) of GERMAN AMERICAN CAPITAL CORPORATION, the within named lender, a Maryland corporation, and that                      as such                      executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as its                     .

Witness my hand and seal, at Office in                                 , this      day of April, 2007.

Notary Public

My Commission Expires:

Subordination Non-Disturbance and Attornment Agreement

TENNESSEE ACKNOWLEDGMENT

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)

Before me,                                                      , a Notary Public of said County and State, personally appeared                     , with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself/herself to be                     (or other officer authorized to execute the instrument) of GERMAN AMERICAN CAPITAL CORPORATION, the within named lender, a Maryland corporation, and that                      as such                      executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as its                     .

Witness my hand and seal, at Office in                                         , this      day of April, 2007.

Notary Public

My Commission Expires:

Subordination Non-Disturbance and Attornment Agreement

Witness #1 as to Premises in DE, FL, PA & SC:	BANK OF AMERICA, N.A., a national banking association

By:
Name:	Name:
Title:

Witness #2 as to Premises in FL, PA & SC:

Name:

GA ONLY

Signed, sealed and delivered in the presence of:

Unofficial Witness

Notary Public

My Commission expires:

[NOTARY SEAL]

Subordination Non-Disturbance and Attornment Agreement

69

THUS DONE & PASSED by Lender on this      day of                 , 2007, but to be effective as of                 , 2007, in my presence and in the presence of the undersigned competent witnesses who hereunto sign their names with Lender and me, Notary.

Witness #1 as to Premises in LA:	LENDER:

BANK OF AMERICA, N.A.,
Name:	a national banking association

Witness #2 as to Premises in LA:	By:
Name:
Title:
Name:

Notary Public

State of                      County of

My Commission Expires:

Notary #:

Subordination Non-Disturbance and Attornment Agreement

69

State of New York

County of New York

On                     , 2007, before me, the undersigned officer, personally appeared                                         , who acknowledged himself / herself to me (or proved to me on the basis of satisfactory evidence) to be the officer of the corporation (hereinafter, the “corporation”); and that as such officer, being duly authorized to do so pursuant to its bylaws or operating agreement, executed, subscribed and acknowledged the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself / herself in his / her authorized capacity as such officer as his / her free and voluntary act and deed and the free and voluntary act and deed of said corporation. Witness my hand and official seal.

Notary Public

My Commission Expires

Acting in	County.

If this instrument was executed in NY or CA and affects real property outside NY or CA, the following is the prescribed NY and CA statutory form of acknowledgment and is supplemental to the foregoing acknowledgment, OR if this instrument was executed in NY or CA and affects real property in NY or CA, the following is the prescribed NY and CA statutory form of acknowledgment and supercedes the foregoing acknowledgment:

On                     ,2007, before me, the undersigned, a Notary Public in and for said State, personally appeared                                         , personally known to me or proved to me on the basis of satisfactory evidence to be the individual(s) whose name(s) is (are) subscribed to the within instrument and acknowledged to me that he / she / they executed the same in his / her / their capacity(ies), and that by his / her / their signature(s) on the instrument, the individual(s), or the person upon behalf of which the individual(s) acted, executed the instrument.

Notary Public

My Commission Expires

Acting in	County.

Subordination Non-Disturbance and Attornment Agreement

69

MISSOURI ACKNOWLEDGMENT

STATE OF NEW YORK	)
	)	SS.
COUNTY OF NEW YORK	)

On this      day of                  in the year 2007, before me,                                                  , a Notary Public in and for said state, personally appeared                                 , officer of BANK OF AMERICA, N.A., a national banking association, known to me to be the person who executed the within Subordination, Non-Disturbance and Attornment Agreement on behalf of said association and acknowledged to me that he/she executed the same for the purposes therein stated.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my notarial seal at my office in                                         ,                                         , the day and year last above written.

Notary Public in and for said County and State

Print Name

My Commission Expires:

Subordination Non-Disturbance and Attornment Agreement

69

TENNESSEE ACKNOWLEDGMENT

STATE OF NEW YORK	)
COUNTY OF NEW YORK	)

Before me,                                         , a Notary Public of said County and State, personally appeared                     , with whom I am personally acquainted (or proved to me on the basis of satisfactory evidence), and who, upon oath, acknowledged himself/herself to be                     (or other officer authorized to execute the instrument) of BANK OF AMERICA, N.A., the within named lender, a national banking association, and that                      as such                      executed the foregoing instrument for the purposes therein contained, by signing the name of the corporation by himself/herself as its                     .

Witness my hand and seal, at Office in                                         , this      day of April, 2007.

Notary Public

My Commission Expires:

Subordination Non-Disturbance and Attornment Agreement

SCHEDULE A

Legal Description of Property

Common Address:

Tax Parcel Number:

Subordination Non-Disturbance and Attornment Agreement